The Glenmede Fund, Inc.
                            The Glenmede Portfolios

                    Supplement dated as of December 11, 2003
                                       to
               Money Market Portfolios/Bond Portfolios Prospectus
                                      and
                      Statement of Additional Information
                            dated February 28, 2003

AT A MEETING HELD ON DECEMBER 10, 2003, THE BOARD OF DIRECTORS OF THE GLENMEDE FUND, INC./BOARD OF TRUSTEES OF THE GLENMEDE PORTFOLIOS APPROVED INCREASES TO THE SHAREHOLDER SERVICING FEES PAID BY THE GOVERNMENT CASH PORTFOLIO, TAX-EXEMPT CASH PORTFOLIO AND CORE FIXED INCOME PORTFOLIO FROM 0.05% TO 0.10% OF AVERAGE DAILY NET ASSETS, AND THE MUNI INTERMEDIATE PORTFOLIO AND NEW JERSEY MUNI PORTFOLIO FROM 0.05% TO 0.15% OF AVERAGE DAILY NET ASSETS. SUCH INCREASES WILL BE EFFECTIVE ON JANUARY 1, 2004.

ACCORDINGLY, THE SECTION OF THE PROSPECTUS TITLED "FEES AND EXPENSES OF THE PORTFOLIOS" IS HEREBY RESTATED AS FOLLOWS:

FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                     MONEY MARKET PORTFOLIOS            BOND PORTFOLIOS

                                                        TAX-                                             NEW
                                     GOVERNMENT        EXEMPT           CORE FIXED         MUNI         JERSEY
                                       CASH            CASH             INCOME          INTERMEDIATE    MUNI
                                     PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
SHAREHOLDER FEES (fees paid
directly from your investment)

Maximum Account Fee                   1.00%             1.00%            1.00%          1.00%           1.00%
(annual percentage of assets under
management)*

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted
from Portfolio assets)
Management Fees                       .00%              .00%            .00%            .00%            .00%
Other Expenses**                      .18%              .19%            .19%            .30%            .30%
                                      ___               ___             ___             ___              ___
Total Annual Portfolio
  Operating Expenses                  .18%              .19%            .19%            .30%            .30%
_______________________________________________________________________________________________________

* The Portfolios described in this prospectus do not pay any advisory fees to the Advisor, or its affiliated companies ("Affiliates"). However, investors in these Portfolios must be clients of The Glenmede Trust Company, N.A. ("Glenmede Trust"), its Affiliates or certain financial institutions, or must be certain employee benefit plans. The "Maximum Account Fee" in the above table is the current maximum annual fee that Glenmede Trust or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management.Investors may also have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."

** "Other Expenses" for the Portfolios includes costs of administration, custody, accounting services, and similar expenses. "Other Expenses" also includes shareholder servicing fees of 0.10% of average daily net assets payable by the Government Cash, Tax-Exempt Cash and Core Fixed Income
     Portfolios and 0.15% of average daily net assets payable by the Muni Intermediate and New Jersey Muni Portfolios. "Other Expenses" have been restated to reflect an increase in shareholder servicing fees payable by the Portfolios. Effective January 1, 2004, the shareholder servicing fees payable by the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios increased from 0.05% to 0.10% of average daily net assets, and the shareholder servicing fees payable by the Muni Intermediate and New Jersey Muni Portfolios increased from 0.05% to 0.15% of average daily net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                MONEY MARKET PORTFOLIOS         BOND PORTFOLIOS

                Government      Tax-Exempt      Core Fixed      Muni            New Jersey
                Cash            Cash            Income          Intermediate    Muni
                Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
_____________________________________________________________________________________________
One Year        $18             $19             $19             $31             $31

Three Years     $58             $61             $61             $97             $97

Five Years      $101            $107            $107            $169            $169

Ten Years       $230            $243            $243            $381            $381
____________________________________________________________________________________________

THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION TITLED "SHAREHOLDER SERVICING PLAN:"

     Glenmede Portfolios has adopted a Shareholder Servicing Plan effective January 1, 1995, and most recently amended effective January 1, 2004 and Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan effective January 1, 1998, and most recently amended effective January 1, 2004 (collectively the "Plans"), under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. As of the date of this Statement of Additional Information, the Institutional International Portfolio is not subject to the Plans and, accordingly, pays no shareholder servicing fees. Under the Plans, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% for the International Portfolio and the Institutional Shares of the Small Cap Equity Portfolio, .10% for the Government Cash Portfolio, Tax-Exempt Cash Portfolio and Core Fixed Income Portfolio,

..15% for the Muni Intermediate Portfolio and New Jersey Muni Portfolio, .20% for the Strategic Equity Portfolio and Large Cap Value Portfolio, and .25% for the Small Capitalization Growth Portfolio and the Advisor Shares of the Small Cap Equity Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses.